                                                                   EXHIBIT 10.36

                                PROMISSORY NOTE
                                ---------------

$150,000.00                                             May 23, 1997


     FOR VALUE RECEIVED, the undersigned ("BORROWER"), promises to pay to the
                                           --------
order of COLUMBUS MANAGEMENT SERVICES, INC., a Texas corporation or its successors or assigns ("LENDER") at its offices in Dallas County, Texas, at
                        ------
15851 Dallas Parkway, Suite 855, Dallas, Texas 75248, or such other place as may be designated by Lender in writing, the principal amount of $150,000.00 (the "TOTAL PRINCIPAL AMOUNT"), or such lesser amount which is outstanding from time
 ----------------------
to time under this Promissory Note (the "NOTE"), together with interest on such
                                         ----
portion of the Total Principal Amount from the date advanced until paid at a rate of 7.34% per annum, provided that in no event shall the interest payable hereunder exceed the Maximum Rate (as hereinafter defined).

     The term "MAXIMUM RATE" as used herein, means the maximum rate of interest
               ------------
which, under applicable law, may then be charged on this Note at the time in question. If applicable law ceases to provide for a maximum rate of interest, the Maximum Rate will equal eighteen percent (18%) per annum.

     The principal of, and all accrued but unpaid interest on, this Note shall be due as follows:

          (a) Interest shall be due quarterly as it accrues, commencing on October 1, 1997, and continuing on the first day of each successive January 1, April 1, July 1 and October 1 thereafter until the Maturity Date (defined below).

          (b) The entire unpaid principal balance, together with all accrued but unpaid interest, shall be due on the earlier to occur of (i) the 90th day following (A) the date on which Borrower shall have been removed as a Trust Manager of Lender for "cause" or (B) the death of Borrower or (ii) the 365th day following the date Borrower shall no longer serve as Trust Manager for any reason (or than as a result of death or removal for "cause") or (iii) May 30, 2007 (the "MATURITY DATE").
                                          -------------

          If any interest is not paid by the tenth day after it is due, Lender may, at its option, add such accrued interest to the principal of this Note. Notwithstanding anything herein to the contrary, upon an Event of Default (as hereinafter defined) or at maturity, whether by acceleration or otherwise, all principal of this Note shall, at the option of Lender, bear interest at the Maximum Rate until paid.

     This Note, the Pledge and Security Agreement dated as of the date hereof between Borrower and Lender (the "Security Agreement") and all other documents, now or hereafter, evidencing, securing, governing, guaranteeing or pertaining to this Note are hereinafter collectively referred to as the "LOAN DOCUMENTS." The
                                                           --------------
holder of this Note is entitled to the benefits and security provided in the Loan Documents.

     This Note may be prepaid in whole or in part at any time without premium or fee. All regularly scheduled payments of the indebtedness evidenced by this Note shall be applied first to any accrued but unpaid interest then due and payable hereunder or thereunder and then to the principal amount then due and payable. All non-regularly scheduled payments shall be applied to such indebtedness in such order and manner as the holder of this Note may from time to time determine in its sole discretion. All payments and prepayments of principal of or interest on this Note shall be made in lawful money of the United States of America, at the address of Lender indicated above, or such other place as the holder of this Note shall designate in writing to Borrower. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. As used herein, the term "BUSINESS DAY" shall mean any day other than a day on which commercial
          ------------
banks in the State of Texas are authorized to be closed. The books and records of Lender shall be prima facie evidence of all outstanding principal of and
                   ----- -----
accrued and unpaid interest on this Note.

     Upon the occurrence of an Event of Default, the holder of this Note may without further notice or demand, (i) declare the outstanding principal balance of and accrued, unpaid interest on this Note at once due, (ii) pursue any and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the Loan Documents, at law or in equity, or (iii) pursue any combination of the foregoing. Any of the following events shall be considered an "Event of Default":

          (a) Default is made in the payment when due of any of the payments hereunder or under any of the Loan Documents and the continuance thereof for 15 days after Lender has delivered to Borrower written notice thereof;

          (b) Borrower's failure to perform any of its other obligations under any Loan Document and the continuance thereof for 30 days after Lender has delivered to Borrower written notice thereof;

          (c) Any representation or warranty by Borrower in any Loan Document or in any certificate, request, or other document furnished pursuant to or under any Loan Document proves to have been incorrect in any material respect as of the date when made or deemed made;

          (d) An involuntary case or other proceeding shall be commenced against Borrower which seeks liquidation, reorganization or other relief with respect to it or its debts or other liabilities under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or of any substantial part of its property, or an order for relief against Borrower shall be entered in any such case under the Federal Bankruptcy Code; or

          (e) Borrower shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to himself or his debts or other liabilities under any bankruptcy, insolvency, or other similar official for himself or any substantial part of its property, or shall consent to any such relief or the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against him, or shall make a general assignment for the benefit of creditors or shall fail generally to, or shall admit in writing its inability to, pay his debts generally as they become due, or shall take any action to authorize or effect any of the foregoing.

     The failure to exercise the option to accelerate the maturity of this Note or any other right, remedy or recourse available to the holder hereof upon the occurrence of an Event of Default shall not waive the right of the holder of this Note to exercise it at that time or at any subsequent time with respect to such an Event of Default or any other Event of Default. The rights, remedies and recourses of the holder hereof, as provided in this Note and in any of the other Loan Documents, are cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefor arises, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than the payment in full of all amounts due when such payment is made shall not (1) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of the holder hereof, or nullify any prior exercise of any such right, remedy or recourse, or (2) impair, reduce, release or extinguish the obligations of any party liable under any of the Loan Documents as originally provided herein or therein.

     This Note and all of the other Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or any other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by laws. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under the Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Lender's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is the express intent of Borrower and Lender that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note (or, if this Note and all other indebtedness arising under or pursuant to the other Loan Documents have bene paid in full, refunded to Borrower), and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder that may be lawfully collected.
All sums paid, or agreed to be paid, by Borrower for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Borrower to Lender under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Lender to contract for, charge or receive a greater amount of interest, Lender will rely on federal law instead of TEX. REV. CIV. STAT. ANN. art. 5069-1.04, as amended, for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Lender may, from time to time, implement any other method of computing the Maximum Rate under such Article 5069.1.04, as amended, or under other applicable law by giving notice, if required by law, to Borrower as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

     If this Note is placed in the hands of an attorney for collection, or is collected in whole or in part by suit or through probate, bankruptcy or other legal proceedings of any kind, Borrower shall pay, in addition to all other sums payable hereunder, all costs and expenses of collection, including but not limited to reasonable attorneys' fees.

     Except otherwise provided in the Loan Documents, Borrower and any and all endorsers and guarantors of this Note severally waive presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind and without further notice hereby agree to renewals, extensions, exchanges or releases of collateral, taking of additional collateral, indulgences or partial payments, either before or after maturity.

     NOTWITHSTANDING ANY PROVISIONS OF THIS NOTE OR ANY OF THE LOAN DOCUMENTS, BORROWER'S LIABILITY FOR THE PAYMENT AND PERFORMANCE OF THE OBLIGATIONS HEREUNDER OR UNDER THE SECURITY AGREEMENT SHALL BE LIMITED TO, AND LENDER SHALL BE ENTITLED TO SEEK RECOURSE FOR PAYMENT OR PERFORMANCE THEREOF ONLY AGAINST, THE COLLATERAL, AS DEFINED IN THE SECURITY AGREEMENT.

     THIS NOTE HAS BEEN EXECUTED UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT AS SUCH LAWS ARE PREEMPTED BY APPLICABLE FEDERAL LAWS.


     Executed as of the date first written above.



                                        -------------------------------------
                                        Name:
                                             --------------------------------
                                        Address:
                                                 ----------------------------

                                                 ----------------------------

                                                 ----------------------------